SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K/A

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: October 7, 2003


                               AZONIC CORPORATION
                         -------------------------------
             (Exact name of registrant as specified in its charter)


Nevada                            000-28315                  84-1517404
------------------                ----------------           ------------------
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

2530 S. Rural Road, Tempe, AZ                                85282
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(Address of principal executive offices)                    (Postal Code)


Registrant's telephone number, including area code:   (480) 731-9100
                                                      --------------



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Item 1.     Changes in Control of Registrant

                None.

Item 2.     Acquisition or Disposition of Assets

                None.

Item 3.     Bankruptcy or Receivership

                None.

Item 4.     Changes in Registrant's Certifying Accountant


                    Effective on May 22, 2003, Levine, Hughes & Mithuen, Inc. was dismissed as the principal accountant engaged to audit the financial statements of Azonic Corporation (the "Company"). The Board of Directors approved the termination of teh relationship. Levine, Hughes & Mithuen, Inc. performed the audits of the Company's financial statements for the fiscal years ended March 31, 2002. During these periods and the subsequent interim period prior to their dismissal, there were no disagreements with Levine, Hughes & Mithuen, Inc. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to Levine, Hughes & Mithuen, Inc.'s satisfaction would have caused Levine, Hughes & Mithuen, Inc. to make reference to this subject matter of the disagreements in connection with Levine, Hughes & Mithuen, Inc.'s report, nor were there any "reportable events" as such term is defined in Item 304(a)(1)(iv) of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended ("Regulation S-K").

                    The audit reports of Levine, Hughes & Mithuen, Inc. for the Company's fiscal years ended March 31, 2001 and 2002 did not contain an adverse opinion, or a disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles.

                    The Company has requested Levine, Hughes & Mithuen, Inc. to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made above by the Company. A copy of such letter, dated September 5, 2003, is filed with this Form 8-K.

                    Effective on May 22, 2003, the Company engaged Larry O'Donnell, CPA, PC to audit the Company's financial statements. Prior to its engagement, the Company had not consulted with Larry O'Donnell, CPA, PC with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject or disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(iv) of Regulation S-K.

                    Board of Directors of the Company approved the change in accountants described herein.

Item 5.     Other Events

                None.


Item 6.     Resignation and Appointment of Directors

                None.

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Item 7.     Financial Statements, Pro Forma Financials, & Exhibits

                Financial Statements:

                         None.

                Pro Forma Financial Statements:

                         None.

                Exhibits:

                        EX-16.1 Confirmation of Levine, Hughes & Mithuen, Inc. EX-16.2 Resignation of Levine, Hughes & Mithuen, Inc. EX-23.1 Consent of Levine, Hughes & Mithuen, Inc.


Item 8.  Change in Fiscal Year.

        None.


Item 9.  Regulation FD Disclosure.

        None.


Item 10. Amendments to the Registrant's Code of Ethis, Waiver of a Provision of the Code of Ethics

        None.


Item 11.  Temporary Suspension of Trading Under Registrant's Employee Benefit
Plans

        None


Item 12.  Results of Operations and Financial Condition.

        None.

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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: October 7, 2003            AZONIC CORPORATION



                                    By: /s/ Howard Baer
                                        ----------------------------------------
                                         Howard Baer, President